UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Earliest Event Reported: September 27, 2004

                               GELSTAT CORPORATION
             (Exact name of registrant as specified in its charter)

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
               MINNESOTA                                0-21394                              41-1713474
     (State of other jurisdiction                (Commission File No.)              (IRS Employer Identification
           of incorporation)                                                                   Number)
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            1650 WEST 82ND STREET, SUITE 1040, BLOOMINGTON, MN 55431
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 881-4105


              (Former name, former address and former fiscal year,
                         if changed since last report):


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS

         Effective September 27, 2004, GelStat appointed K. James Ehlen, M.D. to its Board of Directors. It is anticipated that Dr. Ehlen will serve on the Company's audit committee and compensation committee.

ITEM 9.01 EXHIBITS

         Press Release dated September 27, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   September 28,2004            GELSTAT CORPORATION
        -------------------

                                      By: /s/ Stephen C. Roberts
                                        ---------------------------------------
                                        Stephen C. Roberts, Chief Executive
                                        Officer (Principal executive officer)
                                        and Authorized Signatory